Document and Entity Infomation Document and Entity Information	3 Months Ended
	Mar. 31, 2012	Dec. 12, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	TESORO LOGISTICS LP
Entity Central Index Key	0001507615
Document Type	8-K
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q1
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Units Outstanding		20,495,254

Condensed Combined Consolidated Balance Sheets (Unaudited) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012		Dec. 31, 2011
CURRENT ASSETS
Cash and cash equivalents	$ 21,015	[1]	$ 18,326	[1]
Receivables
Trade	1,549	[1]	3,369	[1]
Affiliate	8,530	[1]	12,117	[1]
Prepayments and other current assets	341	[1]	778	[1]
Total Current Assets	31,435	[1]	34,590	[1]
NET PROPERTY, PLANT AND EQUIPMENT	197,547	[1]	196,147	[1]
OTHER NONCURRENT ASSETS	1,950	[1]	3,072	[1]
Total Assets	230,932	[1]	233,809	[1]
Accounts payable
Trade	4,366	[1]	6,743	[1]
Affiliate	3,076	[1]	2,861	[1]
Deferred revenue - affiliate	1,720	[1]	1,775	[1]
Accrued liabilities	2,592	[1]	3,093	[1]
Total Current Liabilities	11,754	[1]	14,472	[1]
OTHER NONCURRENT LIABILITIES	2,641	[1]	2,665	[1]
DEBT	50,000	[1]	50,000	[1]
COMMITMENTS AND CONTINGENCIES (Note K)		[1]		[1]
EQUITY
Equity of Predecessors	56,495	[1]	57,702	[1]
Common unitholders (15,254,890 units issued and outstanding)	250,950	[1]	250,430	[1]
Subordinated unitholders (15,254,890 units issued and outstanding)	(142,500)	[1]	(143,048)	[1]
General partner (622,649 units issued and outstanding)	1,592	[1]	1,588	[1]
Total Equity	166,537	[1]	166,672	[1]
Total Liabilities and Equity	$ 230,932	[1]	$ 233,809	[1]

[1]	Adjusted to include the historical balances of the Martinez crude oil marine terminal and the Long Beach marine terminal and related short-haul pipelines. See Notes A and B for further discussion.

Condensed Combined Consolidated Balance Sheets (Unaudited) (Parenthetical)	Mar. 31, 2012	Dec. 31, 2011
Equity
Common unitholders (units)	15,254,890	15,254,890
Subordinated unitholders (units)	15,254,890	15,254,890
General partner (units)	622,649	622,649

Condensed Statements of Combined Consolidated Operations (Unaudited) (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2012		Mar. 31, 2011
REVENUES
Affiliate	$ 26,353	[1]	$ 5,562	[1]
Third-party	1,910	[1]	2,130	[1]
Total Revenues	28,263	[1]	7,692	[1]
COSTS AND EXPENSES
Operating and maintenance expenses	13,086	[1]	11,295	[1]
Depreciation and amortization expenses	2,811	[1]	2,821	[1]
General and administrative expenses	3,575	[1]	1,562	[1]
Loss on asset disposals	236	[1]	25	[1]
Total Costs and Expenses	19,708	[1]	15,703	[1]
OPERATING INCOME (LOSS)	8,555	[1]	(8,011)	[1]
Interest and financing costs, net	(511)	[1]	0	[1]
NET INCOME (LOSS)	8,044	[1]	(8,011)	[1]
Less: Loss attributable to Predecessors	(3,512)	[1]	(8,011)	[1]
Net income attributable to partners	11,556	[1]	0	[1]
Less: General partner's interest in net income	230	[1]	0	[1]
Limited partners' interest in net income	$ 11,326	[1]	$ 0	[1]
Net income per limited partner unit:
Common - basic and diluted (dollars per unit)	$ 0.37	[1]
Subordinated - basic and diluted (dollars per unit)	$ 0.37	[1]
Weighted average limited partner units outstanding:
Common units - basic (units)	15,254,890
Common units - diluted (units)	15,297,023
Subordinated units - basic and diluted (units)	15,254,890
Cash distribution per unit (dollars per unit)	$ 0.3775

[1]	Adjusted to include the historical balances of the Martinez crude oil marine terminal and the Long Beach marine terminal and related short-haul pipelines. See Notes A and B for further discussion.

Condensed Statements of Combined Consolidated Cash Flows (Unaudited) (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 31, 2012		Mar. 31, 2011
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$ 8,044	[1]	$ (8,011)	[1]
Adjustments to reconcile net income (loss) to net cash from (used in) operating activities:
Depreciation and amortization expenses	2,811	[1]	2,821	[1]
Amortization of debt issuance costs	159	[1]	0	[1]
Unit-based compensation expense	378	[1]	0	[1]
Loss on asset disposals	236	[1]	25	[1]
Changes in current assets:
Receivables - trade	1,820	[1]	(406)	[1]
Receivables - affiliate	520	[1]	4	[1]
Prepayments and other current assets	437	[1]	(156)	[1]
Changes in current liabilities:
Accounts payable - trade	(952)	[1]	(295)	[1]
Accounts payable - affiliate	215	[1]	3	[1]
Deferred revenue - affiliate	(55)	[1]	0	[1]
Accrued liabilities	(502)	[1]	906	[1]
Changes in other noncurrent assets and liabilities	1,470	[1]	(526)	[1]
Net cash from (used in) operating activities	14,581	[1]	(5,635)	[1]
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Capital expenditures	(6,278)	[1]	(886)	[1]
Capital expenditure reimbursements by Sponsor	3,475	[1]	0	[1]
Net cash used in investing activities	(2,803)	[1]	(886)	[1]
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Distributions to General Partner	(226)	[1]	0	[1]
Distributions to Common unitholders	(5,530)	[1]	0	[1]
Distributions to Subordinated unitholders	(5,530)	[1]	0	[1]
Financing costs	(532)	[1]	0	[1]
Sponsor contributions of equity to the Predecessors	2,305	[1]	6,521	[1]
Capital contributions	424	[1]	0	[1]
Net cash from (used in) financing activities	(9,089)	[1]	6,521	[1]
INCREASE IN CASH AND CASH EQUIVALENTS	2,689	[1]	0	[1]
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	18,326	[1]	0	[1]
CASH AND CASH EQUIVALENTS, END OF PERIOD	21,015	[1]	0	[1]
SUPPLEMENTAL CASH FLOW DISCLOSURE:
Interest paid, net of capitalized interest	367	[1]	0	[1]
SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITIES:
Capital expenditures included in accounts payable at period end	$ 2,857	[1]	$ 476	[1]

[1]	Adjusted to include the historical balances of the Martinez crude oil marine terminal and the Long Beach marine terminal and related short-haul pipelines. See Notes A and B for further discussion.

Organization and Basis of Presentation (Notes)	3 Months Ended
Mar. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Basis of Presentation
ORGANIZATION AND BASIS OF PRESENTATION

As used in this report, the terms "Tesoro Logistics LP," "TLLP," the "Partnership," "we," "us," or "our" may refer to Tesoro Logistics LP, one or more of its consolidated subsidiaries or all of them taken as a whole. References in this report to "Tesoro" or our "Sponsor" refer collectively to Tesoro Corporation and any of its subsidiaries, other than Tesoro Logistics LP, its subsidiaries and its general partner.

Organization

TLLP is a Delaware limited partnership formed in December 2010 by Tesoro Corporation and its wholly owned subsidiary, Tesoro Logistics GP, LLC ("TLGP"), our general partner. On April 26, 2011, we completed our initial public offering (the "Initial Offering") of 14,950,000 common units representing limited partner interests.

After completion of the Initial Offering, the Partnership includes the assets, liabilities and results of operations of certain crude oil gathering and crude oil and refined products terminalling, transportation and storage assets, previously operated and owned by Tesoro Alaska Company, Tesoro Refining and Marketing Company ("TRMC") and Tesoro High Plains Pipeline Company LLC.

Principles of Combination and Consolidation and Basis of Presentation

The financial statements presented herein contain the unaudited condensed combined financial results of Tesoro Logistics LP Predecessor ("TLLP Predecessor"), our predecessor for accounting purposes, and the unaudited condensed consolidated financial results of TLLP for the three months ended March 31, 2012. The TLLP Predecessor includes the financial results of the initial net assets acquired from Tesoro during the initial public offering for the three months ended March 31, 2011.

Effective April 1, 2012, we entered into a transaction (the "Martinez Marine Terminal Acquisition") with Tesoro and TLGP pursuant to which TLLP acquired from Tesoro the Martinez crude oil marine terminal assets (collectively, the "Martinez Crude Oil Marine Terminal"). Effective September 14, 2012, we entered into a transaction (the "Long Beach Assets Acquisition") with Tesoro and TLGP pursuant to which TLLP acquired from Tesoro the Long Beach marine terminal assets and related short-haul pipelines, including the Los Angeles ("LA") short-haul pipelines (collectively, the "Long Beach Assets"). These transactions were transfers between entities under common control. Accordingly, the accompanying financial statements and related notes of the TLLP Predecessor and TLLP have been retrospectively adjusted to include the historical results of the Martinez Crude Oil Marine Terminal and the Long Beach Assets for all periods presented. We refer to the historical results of the TLLP Predecessor, the Martinez Crude Oil Marine Terminal and the Long Beach Assets, collectively as our "Predecessor(s)." Our Predecessors did not record revenue for intercompany trucking, terminalling, storage and short-haul pipeline transportation services. See Note B for additional information regarding subsequent events, including further information regarding the acquisitions.

Transfers of a business between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior periods are retrospectively adjusted to furnish comparative information. As an entity under common control with Tesoro, we record the assets that we acquire from Tesoro on our balance sheet at Tesoro's historical basis instead of fair value. Additionally, the accompanying financial statements and related notes present the combined financial position, results of operations, cash flows and equity of our Predecessors at historical cost. The financial statements of our Predecessors have been prepared from the separate records maintained by Tesoro and may not necessarily be indicative of the conditions that would have existed or the results of operations if our Predecessors had been operated as an unaffiliated entity. All intercompany accounts and transactions have been eliminated.

The interim condensed combined consolidated financial statements and notes thereto have been prepared by management without audit according to the rules and regulations of the Securities and Exchange Commission ("SEC") and reflect all adjustments that, in the opinion of management, are necessary for a fair presentation of results for the periods presented. Such adjustments are of a normal recurring nature, unless otherwise disclosed.

Certain information and notes normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") have been condensed or omitted pursuant to the SEC's rules and regulations. However, management believes that the disclosures presented herein are adequate to present the information fairly. The accompanying interim condensed combined consolidated financial statements and notes should be read in conjunction with our annual audited financial statements included in a Form 8-K filed with the SEC on December 14, 2012, which retrospectively adjust our historical financial statements to include the activities of the Long Beach Assets.

We prepare our condensed combined consolidated financial statements in conformity with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods presented. We review our estimates on an ongoing basis using currently available information. Changes in facts and circumstances may result in revised estimates, and actual results could differ from those estimates. The results of operations of the Partnership, or our Predecessors, for any interim period are not necessarily indicative of results for the full year. Certain prior year balances have been aggregated or disaggregated in order to conform to the current year presentation.

We have evaluated subsequent events through the filing of this Form 8-K. See Note O for additional information related to subsequent events, including the acquisition of the Anacortes rail unloading facility assets (collectively, the "Anacortes Rail Facility") from Tesoro.

We record our financial instruments including cash and cash equivalents, receivables, accounts payable and certain accrued liabilities at their carrying value. We believe the carrying value of our financial instruments approximates fair value. Our fair value assessment incorporates a variety of considerations, including:

•	the short term duration of the instruments (less than three percent of our trade receivables and payables are outstanding for greater than 90 days); and

•	the expected future insignificance of bad debt expense, which includes an evaluation of counterparty credit risk.

Additionally, our debt approximates fair value in the fair value hierarchy as our borrowings are under a revolving credit facility, which includes a variable interest rate.

Acquisitions	3 Months Ended
Mar. 31, 2012
Subsequent Events [Abstract]
Acquisitions
ACQUISITIONS

Martinez Marine Terminal Acquisition

Effective April 1, 2012, we entered into the Martinez Marine Terminal Acquisition with Tesoro and TLGP. The Martinez Marine Terminal Acquisition was made in exchange for consideration of $75.0 million, comprised of $67.5 million in cash financed with borrowings under our amended revolving credit facility (the "Amended Revolving Credit Facility") and the issuance of equity with a fair value of $7.5 million. The equity is comprised of 206,362 common units, representing an approximate 1% limited partner interest in the Partnership, and 4,212 general partner units. The Martinez crude oil marine terminal assets included in the Martinez Marine Terminal Acquisition include a single-berth dock, which has an estimated throughput capacity of approximately 145,000 barrels per day ("bpd"), five associated crude oil storage tanks with a combined capacity of 425,000 barrels, five short-haul pipelines and two firewater tanks with 48,000 barrels of shell capacity.

The single-berth dock and related leasehold improvements are situated on an offshore parcel of land that is currently being leased by TRMC from the California State Lands Commission under a term lease (the "Martinez Terminal Lease"). The Martinez Terminal Lease, related leasehold improvements and the short-haul pipelines will be legally transferred to TLLP when the Martinez Terminal Lease is renewed and extended, and the transfer is approved by the California State Lands Commission. We consider our acquisition date to be April 1, 2012, which is the date we commenced operating the Martinez Crude Oil Marine Terminal under the agreements between the Partnership and Tesoro.

Martinez Terminal Use and Throughput Agreement. The Partnership entered into a 10-year use and throughput agreement with Tesoro in connection with the Martinez Marine Terminal Acquisition, effective April 1, 2012, which obligates Tesoro to transport an average of at least 65,000 bpd of crude oil per month at a throughput and tankage fee of $0.55 per barrel. An excess volume throughput fee of $0.10 per barrel will be charged for monthly average volumes in excess of 70,000 bpd. In addition, Tesoro will pay a $30,000 per month fee for unlimited use of the refined products pipeline from Tesoro's Martinez refinery to a third-party terminal. The fees under the agreement are indexed for inflation and the agreement gives Tesoro the option to renew for two five-year terms.
Long Beach Assets Acquisition

Effective September 14, 2012, we purchased the Long Beach Assets from Tesoro in exchange for total consideration of $210.0 million, comprised of $189.0 million in cash and the remaining $21.0 million in partnership units. The equity is comprised of 462,825 common units, representing an approximate 1% limited partner interest in the Partnership, and 9,446 general partner units.

The Long Beach marine terminal includes a wharf with a two-vessel berth dock that receives and loads crude oil, intermediate feedstocks and refined products, six storage tanks with a combined capacity of 235,000 barrels and three related short-haul pipelines that connect our Long Beach marine terminal to Tesoro's Wilmington refinery (the "Wilmington Refinery"). The LA short-haul pipelines consist of two short-haul pipelines that transport refined products from the Wilmington Refinery to other third-party facilities and one short-haul pipeline that is currently leased to a third party. The total throughput capacity for the Long Beach marine terminal is estimated to be approximately 200,000 bpd, and the aggregate short-haul pipeline throughput capacity is estimated to be approximately 70,000 bpd. TRMC currently leases the Long Beach marine terminal from the City of Long Beach.

Long Beach Terminal Operating Agreement. The Partnership entered into an operating agreement (the "Operating Agreement") with Tesoro, effective September 14, 2012, which governs the Partnership's operation of the Long Beach marine terminal on behalf of Tesoro beginning on September 14, 2012 until the later of the date of the: (i) assignment or sublease of the Long Beach terminal lease; or (ii) Partnership's issuance of the Certificate of Financial Responsibility to the California Department of Fish and Game. Under the Operating Agreement, Tesoro will be subject to the same throughput commitments and fees as outlined below in the Long Beach Berth Access, Use and Throughput Agreement.

Long Beach Berth Access, Use and Throughput Agreement. The Partnership entered into a 10-year berth access, use and throughput agreement with Tesoro in connection with the Long Beach Assets Acquisition, to be effective on the date of the assignment or sublease of the Long Beach terminal lease (the "Commencement Date"). The agreement obligates Tesoro to transport an average of at least 50,000 bpd of crude oil per month across the berth at a throughput fee of $0.40 per barrel. Tesoro is also obligated to throughput (i) an average volume of 30,000 bpd of crude oil and refined products between the Long Beach marine terminal and the Wilmington Refinery, each at a fee of $0.10 per barrel, from the Commencement Date through December 31, 2014 and (ii) an average volume of 50,000 bpd of crude oil and refined products per month between the Long Beach marine terminal and the Wilmington Refinery from January 1, 2015 through the termination of the agreement, each at a fee of $0.10 per barrel. Tesoro is subject to (i) a $0.15 per barrel use fee for marine vapor recovery throughput at the Long Beach marine terminal and (ii) a $0.70 per barrel storage and transportation fee based on shell capacity of 235,000 barrels for the use of the six storage tanks.

Transportation Services Agreement (LA short-haul pipelines). The Partnership entered into a 10-year transportation services agreement with Tesoro in connection with the Long Beach Assets Acquisition, under which Tesoro is obligated to throughput an average of at least 15,000 bpd per month of refined petroleum product at a throughput fee of $0.15 per barrel.

The fees under the berth access, use and throughput agreement and the transportation services agreement are indexed for inflation, and the agreements give Tesoro the option to renew for two five-year terms, or Tesoro may modify the term of the agreements to a twenty-year term by providing notice in accordance with each agreement.

If Tesoro fails to transport aggregate volumes under the agreements in connection with the Martinez Marine Terminal Acquisition or the Long Beach Assets Acquisition equal to its minimum throughput commitment during any calendar month, Tesoro will owe the Partnership a shortfall payment equal to the volume of the shortfall multiplied by the throughput and tankage fee. The amount of any shortfall payment paid by Tesoro will be credited against any amounts owed by Tesoro for the transportation of volumes in excess of its minimum throughput commitment during any of the succeeding three months after the shortfall occurs.

Tesoro retained any current assets, current liabilities and environmental liabilities related to the Martinez Crude Oil Marine Terminal and Long Beach Assets as of the dates of each acquisition. The only historical balance sheet item that transferred to the Partnership in the acquisitions was property, plant and equipment, which was recorded by TLLP at historical cost of $38.1 million as of April 1, 2012 for the Martinez Crude Oil Marine Terminal and $22.3 million as of September 14, 2012 for the Long Beach Assets. Costs of $0.1 million associated with the Martinez Marine Terminal Acquisition are included in general and administrative expenses for the three months ended March 31, 2012.

See Note C for information regarding amendments to other agreements with related parties in connection with the Martinez Marine Terminal Acquisition and the Long Beach Assets Acquisition.
Financial Results

Our historical financial statements have been retrospectively adjusted to reflect the results of operations, financial position, cash flows and equity attributable to the Martinez Crude Oil Marine Terminal and the Long Beach Assets as if we owned the assets for all periods presented. The results of the Martinez Crude Oil Marine Terminal and the Long Beach Assets are included in the Terminalling, Transportation and Storage segment.

The results of the Martinez Crude Oil Marine Terminal and Long Beach Assets operations have been included in the Martinez Crude Oil Marine Terminal (Predecessor) results and Long Beach Assets (Predecessor) results, respectively, in the tables below.

Condensed Combined Consolidated Balance Sheet as of March 31, 2012

	Tesoro Logistics LP (As previously reported)	Martinez Crude Oil Marine Terminal (Predecessor)	Long Beach Assets (Predecessor)	Tesoro Logistics LP (As currently reported)
	(Dollars in thousands)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$21,015	$—	$—	$21,015
Receivables
Trade	466	—	1,083	1,549
Affiliate	7,972	—	558	8,530
Prepayments and other current assets	242	—	99	341
Total Current Assets	29,695	—	1,740	31,435
NET PROPERTY, PLANT AND EQUIPMENT	137,418	38,059	22,070	197,547
OTHER NON-CURRENT ASSETS	1,950	—	—	1,950
Total Assets	$169,063	$38,059	$23,810	$230,932

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable
Trade	$3,673	$380	$313	$4,366
Affiliate	2,986	45	45	3,076
Deferred revenue - affiliate	1,720	—	—	1,720
Accrued liabilities	597	1,174	821	2,592
Total Current Liabilities	8,976	1,599	1,179	11,754
OTHER NONCURRENT LIABILITIES	45	2,596	—	2,641
DEBT	50,000	—	—	50,000
EQUITY
Equity of Predecessors	—	33,864	22,631	56,495
Common unitholders	250,950	—	—	250,950
Subordinated unitholders	(142,500)	—	—	(142,500)
General partner	1,592	—	—	1,592
Total Equity	110,042	33,864	22,631	166,537
Total Liabilities and Equity	$169,063	$38,059	$23,810	$230,932

Condensed Statement of Combined Consolidated Operations for the Three Months Ended March 31, 2012

	Tesoro Logistics LP (As previously reported)	Martinez Crude Oil Marine Terminal (Predecessor)	Long Beach Assets (Predecessor)	Tesoro Logistics LP (As currently reported)
REVENUES	(Dollars in thousands)
Affiliate	$26,353	$—	$—	$26,353
Third-party	732	—	1,178	1,910
Total Revenues	27,085	—	1,178	28,263
COSTS AND EXPENSES
Operating and maintenance expenses	9,687	1,558	1,841	13,086
Depreciation and amortization expenses	2,001	526	284	2,811
General and administrative expenses	3,330	97	148	3,575
Loss on asset disposal	—	236	—	236
Total Costs and Expenses	15,018	2,417	2,273	19,708
OPERATING INCOME (LOSS)	12,067	(2,417)	(1,095)	8,555
Interest expense, net	(511)	—	—	(511)
NET INCOME (LOSS)	11,556	(2,417)	(1,095)	8,044
Less: Loss attributable to Predecessors	—	(2,417)	(1,095)	(3,512)
Net income attributable to partners	$11,556	$—	$—	$11,556

Condensed Statement of Combined Operations for the Three Months Ended March 31, 2011 (Predecessors)

	Tesoro Logistics LP (As previously reported)	Martinez Crude Oil Marine Terminal (Predecessor)	Long Beach Assets (Predecessor)	Tesoro Logistics LP (As currently reported)
REVENUES	(Dollars in thousands)
Affiliate	$5,562	$—	$—	$5,562
Third-party	708	—	1,422	2,130
Total Revenues	6,270	—	1,422	7,692
COSTS AND EXPENSES
Operating and maintenance expenses	8,708	1,319	1,268	11,295
Depreciation and amortization expenses	2,017	510	294	2,821
General and administrative expenses	1,359	102	101	1,562
Loss on asset disposals	—	25	—	25
Total Costs and Expenses	12,084	1,956	1,663	15,703
NET LOSS	$(5,814)	$(1,956)	$(241)	$(8,011)

Related-Party Transactions (Notes)	3 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
Related-Party Transactions
RELATED-PARTY TRANSACTIONS

Commercial Agreements. The Partnership has various long-term, fee-based commercial agreements with Tesoro under which we provide pipeline transportation, trucking, terminal distribution and storage services to Tesoro, and Tesoro commits to provide us with minimum monthly throughput volumes of crude oil and refined products.

If, in any calendar month, Tesoro fails to meet its minimum volume commitments under these agreements, it will be required to pay us a shortfall payment. These shortfall payments may be applied as a credit against any amounts due above their minimum volume commitments for up to three months after the shortfall occurs. We believe the terms and conditions under these agreements, as well as our other agreements with Tesoro described below, are generally no less favorable to either party than those that could have been negotiated with unaffiliated parties with respect to similar services. These commercial agreements with Tesoro include the following in effect since the Initial Offering:

•	a 10-year pipeline transportation services agreement under which Tesoro pays the Partnership fees for gathering and transporting crude oil on our High Plains system;

•
a crude oil trucking transportation services agreement under which Tesoro pays the Partnership fees for trucking related services and scheduling and dispatching services that we provide through our High Plains truck-based crude oil gathering operation, which was amended effective January 1, 2012 to extend the agreement to five years and convert fees to mileage-based rates;

•	a 10-year master terminalling services agreement under which Tesoro pays the Partnership fees for providing terminalling services at our eight refined products terminals;

•
a 10-year pipeline transportation services agreement under which Tesoro pays the Partnership fees for transporting crude oil and refined products on our five Salt Lake City ("SLC") short-haul pipelines; and

•
a 10-year SLC storage and transportation services agreement under which Tesoro pays the Partnership fees for storing crude oil and refined products at our SLC storage facility and transporting crude oil and refined products between the storage facility and Tesoro's Utah refinery through interconnecting pipelines on a dedicated basis.

In addition, we entered into the following agreements during 2012:

•
a 10-year terminal use and throughput agreement, effective April 1, 2012, under which Tesoro pays the Partnership fees for providing terminalling services at the Martinez Crude Oil Marine Terminal (see Note B for additional information);

•
a 10-year berth access, use and throughput agreement, effective September 14, 2012, under which Tesoro pays the Partnership fees for providing terminalling services at the Long Beach marine terminal (see Note B for additional information);

•
a 10-year pipeline transportation services agreement, effective September 14, 2012, under which Tesoro pays the Partnership fees for transporting refined products on two LA short-haul pipelines from the Wilmington Refinery to a third-party terminal (see Note B for additional information); and

•
a 10-year track use and throughput agreement, effective November 15, 2012, under which Tesoro pays the Partnership fees for transporting and offloading crude oil through the Anacortes rail unloading facility assets (see Note O for additional information).

Each of these agreements, other than the SLC storage and transportation services agreement, contain minimum volume commitments. Except for the amended trucking transportation services agreement, the fees under each agreement are indexed for inflation, and the agreements give Tesoro the option to renew for two five-year terms. The fees under the amended trucking transportation services agreement are adjusted annually on July 1 as a result of a competitive bidding process, and the agreement will renew automatically for one five-year term unless earlier terminated by us or Tesoro. The berth access, use and throughput agreement associated with the Long Beach marine terminal and the pipeline transportation services agreement associated with the LA short-haul pipelines further allow Tesoro the option to modify the term of the agreements to a twenty-year term by providing notice in accordance with each agreement.

Amended and Restated Omnibus Agreement.  The Partnership entered into an omnibus agreement with Tesoro at the closing of the Initial Offering. The agreement has been amended for each acquisition from Tesoro including the September 14, 2012 amendment, which was entered into in connection with the Long Beach Assets Acquisition (the "Amended Omnibus Agreement"). The annual fee payable to Tesoro under the Amended Omnibus Agreement remained $2.5 million for the provision of various general and administrative services. Additionally, under the Amended Omnibus Agreement, Tesoro indemnifies us for certain matters, including environmental, title and tax matters associated with the ownership of our assets at or before the closing of the Initial Offering on April 26, 2011 and the subsequent acquisitions. The aggregate annual deductible for each type (unknown environmental liabilities or title matters) of liability was $0.5 million before we are entitled to indemnification in any calendar year in consideration of the Martinez Marine Terminal Acquisition and the Long Beach Assets Acquisition. The aggregate annual deductible in effect at December 31, 2011 was $0.25 million. See Note K for further discussion of the indemnification provisions and Note O for additional information related to the Amended Omnibus Agreement.

Amended and Restated Operational Services Agreement.  The Partnership entered into an operational services agreement with Tesoro at the closing of the Initial Offering. The agreement has been amended for each acquisition from Tesoro including the September 14, 2012 amendment, which was entered into in connection with the Long Beach Assets Acquisition (the "Amended Operational Services Agreement"), and considers the additional resources required to operate the Martinez Crude Oil Marine Terminal and the Long Beach Assets, primarily for wharf support and security personnel. Under the Amended Operational Services Agreement, the annual fee we pay Tesoro was $1.7 million for support services performed by certain of Tesoro's field-level employees in support of our pipelines, terminals and storage facilities. The fee in effect at December 31, 2011 was $0.3 million. Additional amounts are charged in accordance with the agreement as necessary. See Note O for additional information related to the Amended Operational Services Agreement.

TLLP Transactions. Revenues from affiliates consist of revenues from commercial agreements we entered into with Tesoro under which Tesoro pays us fees for gathering crude oil and distributing, transporting and storing crude oil and refined products. Pursuant to our Amended Omnibus Agreement, we pay Tesoro an annual corporate services fee, payable in equal monthly installments, in the amount of $2.5 million, for the provision of various centralized corporate services including executive management, legal, accounting, treasury, human resources, health, safety and environmental, information technology, insurance coverage, administration and other corporate services.

Predecessors' Transactions. Related-party transactions of our Predecessors were settled through equity. The balance in receivables and accounts payable from affiliated companies represents the amount owed from or to Tesoro related to certain affiliate transactions. Revenues from affiliates in the combined statements of operations of our Predecessors consist of revenues from gathering and transportation services to Tesoro and its affiliates based on regulated tariff rates for the Federal Energy Regulatory Commission ("FERC") regulated portions of our High Plains system.

Summary of Transactions. A summary of revenue and expense transactions with Tesoro, including expenses directly charged and allocated to our Predecessors, are as follows (in thousands):

	Three Months Ended March 31,
	2012	2011

Revenues	$26,353	$5,562
Operating and maintenance expenses (a)	4,530	11,295
General and administrative expenses	2,758	1,562
____________

(a)	Operating and maintenance expenses include imbalance settlement gains of $2.5 million and $1.1 million for the three months ended March 31, 2012 and 2011, respectively.

In accordance with our partnership agreement, our common and subordinated units and general partner interest are entitled to receive quarterly distributions of available cash. In February 2012, we paid a quarterly cash distribution, of which $5.9 million was paid to Tesoro. On April 19, 2012, we declared a quarterly cash distribution, of which $6.2 million was paid to Tesoro on May 14, 2012. See Note O for information on cash distributions declared or paid to Tesoro related to our quarterly financial results subsequent to the quarter ended March 31, 2012.

Net Income Per Unit (Notes)	3 Months Ended
Mar. 31, 2012
Net Income (Loss) Per Unit [Abstract]
Net Income Per Unit
NET INCOME PER UNIT

We use the two-class method when calculating the net income per unit applicable to limited partners because we have more than one participating security. Our participating securities consist of common units, subordinated units, general partner units and incentive distribution rights ("IDRs"). We base our calculation of net income per unit on the weighted-average number of common units outstanding during the period. The basic weighted-average number of units outstanding has not changed since the completion of the Initial Offering and remains equal to the total number of units outstanding as of March 31, 2012. We did not calculate net income per unit for the three months ended March 31, 2011, because there were no units outstanding prior to the Initial Offering.

Net income attributable to the Partnership is allocated between the limited, subordinated and general partners in accordance with our partnership agreement. Distributions for the first quarter of 2012 include distributions for units issued as part of the Martinez Marine Terminal Acquisition. See Notes B and O for additional information regarding subsequent events including the issuance of common and general partner units to Tesoro.

Diluted net income per unit includes the effects of potentially dilutive units on our common units, consisting of unvested service and performance phantom units. Basic and diluted net income per unit applicable to subordinated limited partners are the same because there are no potentially dilutive subordinated units outstanding.

The calculation of net income per unit is as follows (in thousands, except unit and per unit amounts):

Three Months Ended
March 31, 2012
Net income attributable to partners	$11,556
Less: General partner's distribution	236
Less: Limited partners' distribution	5,835
Less: Subordinated partner's distribution	5,759
Distributions in excess of earnings	$(274)

General partner's earnings:
Distributions	$236
Allocation of distributions in excess of earnings	(6)
Total general partner's earnings	$230

Limited partners' earnings:
Distributions	$5,835
Allocation of distributions in excess of earnings	(134)
Total limited partners' earnings	$5,701

Subordinated partner's earnings:
Distributions	$5,759
Allocation of distributions in excess of earnings	(134)
Total subordinated partner's earnings	$5,625

Weighted average limited partner units outstanding:
Common units - basic	15,254,890
Common unit equivalents	42,133
Common units - diluted	15,297,023

Subordinated units - basic and diluted	15,254,890

Net income per limited partner unit:
Common - basic	$0.37
Common - diluted	$0.37
Subordinated - basic and diluted	$0.37

Property, Plant and Equipment (Notes)	3 Months Ended
Mar. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment, at cost, is as follows (in thousands):

	March 31, 2012	December 31, 2011

Crude Oil Gathering	$99,432	$97,249
Terminalling, Transportation and Storage	185,920	184,000
Gross Property, Plant and Equipment	285,352	281,249
Less: Accumulated depreciation	87,805	85,102
Net Property, Plant and Equipment	$197,547	$196,147

Accrued Liabilities (Notes)	3 Months Ended
Mar. 31, 2012
Accrued Liabilities [Abstract]
Accrued Liabilities
ACCRUED LIABILITIES

Accrued liabilities are as follows (in thousands):

	March 31, 2012	December 31, 2011
Environmental liabilities	$1,368	$1,311
Taxes other than income taxes	742	942
Accrued vacation	164	230
Utilities	143	143
Interest and financing costs	5	18
Deferred revenue - trade	5	10
Other	165	439
Total Accrued Liabilities	$2,592	$3,093

For further discussion related to environmental liabilities, see Note K.

Other Noncurrent Liabilities	3 Months Ended
Mar. 31, 2012
Other Noncurrent Liabilities [Abstract]
Other Noncurrent Liabilities
OTHER NONCURRENT LIABILITIES

Other noncurrent liabilities are as follows (in thousands):

	March 31, 2012	December 31, 2011
Environmental liabilities	$2,596	$2,621
Asset retirement obligations	45	44
Total Other Noncurrent Liabilities	$2,641	$2,665

For further discussion related to environmental liabilities, see Note K.

Benefit Plans (Notes)	3 Months Ended
Mar. 31, 2012
Benefit Plans [Abstract]
Benefit Plans
BENEFIT PLANS

Employees supporting our operations participate in the benefit plans and the employee thrift plan of Tesoro. The Predecessors were allocated expenses for costs associated with the benefit plans primarily based on the percentage of the Predecessors' allocated salaries compared to Tesoro's total salaries. Tesoro, subsequent to the Initial Offering, allocates expense for costs associated with the benefit plans based on the salaries of TLGP employees that provide services to TLLP as a percentage of total Tesoro salaries. These employee benefit plan expenses and the related payroll costs are included in operating expenses and general and administrative expenses and include amounts allocated to the Predecessors. Our portion of our Sponsor's employee benefit plan expenses were $0.7 million and $0.3 million for the three months ended March 31, 2012 and 2011, respectively.

Major Customer and Concentrations of Credit Risk (Notes)	3 Months Ended
Mar. 31, 2012
Major Customers And Concentrations Of Credit Risk [Abstract]
Major Customer and Concentrations of Credit Risk
MAJOR CUSTOMER AND CONCENTRATIONS OF CREDIT RISK

TRMC, a wholly owned subsidiary of Tesoro, accounted for 93% of our total revenues for the three months ended March 31, 2012. Historically, TRMC was a customer of the Crude Oil Gathering segment and accounted for 72% of the TLLP Predecessor's total revenues in the three months ended March 31, 2011. These percentages are not comparable as no revenue was recorded for the Predecessors for transactions with TRMC in the Terminalling, Transportation and Storage segment or for trucking services in the Crude Oil Gathering segment prior to the Initial Offering.

Debt (Notes)	3 Months Ended
Mar. 31, 2012
Debt [Abstract]
Debt
DEBT

The Amended Revolving Credit Facility became effective March 30, 2012. Concurrent with the execution of the amendment, and pursuant to the terms of the original agreement, we exercised our option to increase the total loan availability from $150.0 million to an aggregate of $300.0 million. The amendment allows us to request that the availability be increased up to an aggregate of $450.0 million, subject to receiving increased commitments from the lenders, compared to the original agreement, which allowed an aggregate capacity of $300.0 million. The Amended Revolving Credit Facility is non-recourse to Tesoro, except for TLGP, and is guaranteed by all of our subsidiaries and secured by substantially all of our assets. Borrowings available under the Amended Revolving Credit Facility are up to the total available revolving capacity of the facility. We had $50.0 million of borrowings and $0.3 million in letters of credit outstanding under the Amended Revolving Credit Facility, resulting in a total unused credit availability of $249.7 million, or 83%, of the borrowing capacity as of March 31, 2012. The Amended Revolving Credit Facility is scheduled to mature on April 25, 2014. See Note O for information regarding subsequent events including an amendment to the Amended Revolving Credit Facility.

Our Amended Revolving Credit Facility, as of March 31, 2012, was subject to the following expenses and fees:

Credit Facility	30 day Eurodollar (LIBOR) Rate	Eurodollar Margin	Base Rate	Base Rate Margin	Commitment Fee (unused portion)
TLLP Revolving Credit Facility (a)	0.24%	2.50%	3.25%	1.50%	0.50%
____________
(a) We have the option to elect if the borrowings will bear interest at either a base rate plus the base rate margin, or a Eurodollar rate, for the applicable period, plus the Eurodollar margin at the time of the borrowing. Letters of credit outstanding under the Amended Revolving Credit Facility incur fees at the Eurodollar margin rate.

Commitments and Contingencies (Notes)	3 Months Ended
Mar. 31, 2012
Commitments And Contingencies [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES

Indemnification

Under the Amended Omnibus Agreement, Tesoro indemnifies us for certain environmental liabilities and title and tax matters associated with the ownership or operation of our assets and arising at or before the closing of the Initial Offering on April 26, 2011 and the subsequent acquisitions. With respect to assets that we acquired from Tesoro, indemnification for unknown environmental and title liabilities is limited to pre-closing conditions identified prior to the earlier of the date that Tesoro no longer controls our general partner or five years after the date of purchase. Under the Amended Omnibus Agreement, which became effective September 14, 2012, the aggregate annual deductible for each type (unknown environmental liabilities or title matters) of liability was $0.5 million before we are entitled to indemnification in any calendar year in consideration of the Martinez Marine Terminal Acquisition and the Long Beach Assets Acquisition. The aggregate annual deductible in effect at December 31, 2011 was $0.25 million.

We have agreed to indemnify Tesoro for events and conditions associated with the ownership or operation of our assets that occur after the closing of the Initial Offering and the subsequent acquisitions and for environmental liabilities related to our assets to the extent Tesoro is not required to indemnify us for such liabilities. See Notes C and O for additional information regarding the Amended Omnibus Agreement.

Contingencies

In the ordinary course of business, we may become party to lawsuits, administrative proceedings and governmental investigations, including environmental, regulatory and other matters. The outcome of these matters cannot always be predicted accurately, but the Predecessors and TLLP have accrued liabilities for certain of these matters based on their best estimates and applicable accounting guidelines and principles if the amount is probable and can be reasonably estimated. Contingencies arising from conditions existing before the Initial Offering and the subsequent acquisitions from Tesoro that have been identified after the closing of each transaction will be recorded in accordance with the indemnification terms set forth in the Amended Omnibus Agreement, while any contingencies arising from events after the Initial Offering and the subsequent acquisitions from Tesoro will be fully recognized by TLLP. We did not have any outstanding lawsuits, administrative proceedings or governmental investigations as of March 31, 2012.

Environmental Liabilities

Our Predecessors recorded environmental liabilities when environmental assessments and/or remedial efforts were probable and could be reasonably estimated. Environmental liabilities of $4.0 million and $3.9 million were accrued as of March 31, 2012 and December 31, 2011, respectively, for groundwater and soil remediation projects at the Martinez Crude Oil Marine Terminal and the Long Beach Assets. The liabilities associated with the initial assets were retained by Tesoro at the closing of the Initial Offering and the liabilities associated with the Martinez Crude Oil Marine Terminal and Long Beach Assets were retained by Tesoro at the closing of the Martinez Marine Terminal Acquisition and the Long Beach Assets Acquisition, respectively. Further, the Predecessors capitalized environmental expenditures that extended the life or increased the capacity of assets as well as expenditures that prevented environmental contamination.

Equity (Notes)	3 Months Ended
Mar. 31, 2012
Equity [Abstract]
Equity
EQUITY

We had 14,950,000 common public units outstanding as of March 31, 2012. Tesoro owned 304,890 of our common units, 15,254,890 of our subordinated units and 622,649 of our general partner units (the 2% general partner interest) as of March 31, 2012, which together constitutes a 52% ownership interest in us. There have not been any changes to the number of outstanding units since the closing of the Initial Offering through March 31, 2012. See Notes B and O for information regarding the subsequent events related to equity issuances subsequent to March 31, 2012.

Equity Activity. The summarized changes in the carrying amount of our equity are as follows (in thousands):

	Equity of Predecessors	Common	Subordinated	General Partner	Total
Balance at December 31, 2011	$57,702	$250,430	$(143,048)	$1,588	$166,672
Sponsor contributions of equity to the Predecessors	2,305	—	—	—	2,305
Loss attributable to Predecessors	(3,512)	—	—	—	(3,512)
Cash distributions	—	(5,530)	(5,530)	(226)	(11,286)
Capital contributions	—	9	415	—	424
Partnership earnings	—	5,663	5,663	230	11,556
Unit-based compensation	—	378	—	—	378
Balance at March 31, 2012	$56,495	$250,950	$(142,500)	$1,592	$166,537

Allocations of Net Income. Our partnership agreement contains provisions for the allocation of net income and loss to the unitholders and the general partner. For purposes of maintaining partner capital accounts, the partnership agreement specifies that items of income and loss shall be allocated among the partners in accordance with their respective percentage interest. Normal allocations according to percentage interests are made after giving effect, if any, to priority income allocations in an amount equal to incentive cash distributions allocated 100% to the general partner. As there were no incentive distributions earned during the three months ended March 31, 2012, net income applicable to the general partner is equivalent to 2% of net income.

Cash distributions. Our partnership agreement, as amended, sets forth the calculation to be used to determine the amount and priority of cash distributions that the common and subordinated unitholders and general partner will receive. In accordance with our partnership agreement, on April 19, 2012, we declared a quarterly cash distribution, based on the results of the first quarter, totaling $11.8 million, or $0.3775 per unit. This distribution was paid on May 14, 2012, to unitholders of record on May 4, 2012. On February 13, 2012, we paid a quarterly cash distribution totaling $11.3 million, or $0.3625. See Note O for information on distributions declared or paid related to our quarterly financial results subsequent to the quarter ended March 31, 2012.

The allocation of total quarterly cash distributions to general and limited partners is as follows for the three months ended March 31, 2012. Our distributions are declared subsequent to quarter end; therefore, the table represents total cash distributions applicable to the period in which the distributions are earned (in thousands, except per unit amounts):

Three Months Ended March 31, 2012
General partner's interest	$236

Limited partners' distribution:
Common	5,835
Subordinated	5,759
Total Cash Distributions	$11,830
Cash distributions per unit	$0.3775

Equity-Based Compensation (Notes)	3 Months Ended
Mar. 31, 2012
Equity Based Compensation [Abstract]
Equity-Based Compensation
EQUITY-BASED COMPENSATION

Unit-based compensation expense related to the Partnership that was included in our condensed statements of combined consolidated operations was as follows (in thousands):

Three Months Ended March 31, 2012
Service phantom units	$29
Performance phantom units	349
Total Unit-Based Compensation Expense	$378

Service Phantom Unit Awards. During the three months ended March 31, 2012, our general partner issued service phantom unit awards with tandem distribution equivalent rights to certain directors under the 2011 TLLP Long-Term Incentive Plan. The fair value of each phantom unit on the grant date is equal to the market price of our common unit on that date. The estimated fair value of our phantom units is amortized over the vesting period using the straight-line method. Non-employee director awards vest at the end of a one-year service period and employee awards granted in 2011 vest ratably over a three-year service period. Total unrecognized compensation cost related to our nonvested service phantom units totaled $0.3 million as of March 31, 2012, which is expected to be recognized over a weighted-average period of 1.4 years. The fair value of nonvested service phantom units outstanding as of March 31, 2012, totaled $0.6 million.

A summary of our service phantom unit award activity for the three months ended March 31, 2012, is set forth below:

	Number of Service Phantom Units	Weighted-Average Grant Date Fair Value
Nonvested at January 1, 2012	14,073	$23.24
Granted	5,554	36.44
Forfeited	(3,557)	28.52
Nonvested at March 31, 2012	16,070	26.63

Performance Phantom Unit Awards. Our general partner granted performance phantom unit awards to certain officers in February 2012. These performance phantom unit awards represent the right to receive a TLLP common unit at the end of the approximate three-year performance period depending on the Partnership's achievement of pre-established performance measures. The value of the award ultimately paid will be based on our relative total unitholder return against the performance peer group over the performance period. The performance phantom unit awards can range from 0% to 200% of the targeted award value. The estimated weighted-average payout for these awards was 175% based on results through March 31, 2012. The fair value of each performance phantom unit award is estimated at the grant date using a Monte Carlo simulation model. The estimated fair value is amortized over the vesting period, generally three years, using the straight-line method. Total unrecognized compensation cost related to our nonvested performance phantom units totaled $1.9 million as of March 31, 2012, which is expected to be recognized over a weighted-average period of 2.4 years.

A summary of our performance phantom unit award activity for the three months ended March 31, 2012, is set forth below:

	Number of Performance Phantom Units	Weighted-Average Grant Date Fair Value
Nonvested at January 1, 2012	36,800	$32.99
Granted	36,000	39.19
Nonvested at March 31, 2012	72,800	36.06

Sponsor's Stock-based Compensation. Certain Tesoro employees supporting the Predecessors' operations were historically granted long-term incentive compensation awards under Tesoro's stock-based compensation programs, which primarily consist of stock options, restricted common stock and stock appreciation rights. The Predecessors were allocated expenses for stock-based compensation costs. These costs are included in the Predecessors' general and administrative expenses. The Predecessors' allocated expense was $0.7 million for the three months ended March 31, 2011. There was an immaterial amount of stock-based compensation related to the Predecessors in the three months ended March 31, 2012. The Partnership has not been allocated these stock-based compensation costs as they are included with the services provided under the Amended Omnibus Agreement.

Segment Disclosures (Notes)	3 Months Ended
Mar. 31, 2012
Segment Disclosures [Abstract]
Segment Disclosures
SEGMENT DISCLOSURES

Our revenues are derived from two operating segments: Crude Oil Gathering and Terminalling, Transportation and Storage. Upon completion of the Martinez Marine Terminal Acquisition and the Long Beach Assets Acquisition, our assets consist of a crude oil gathering system in the Bakken Shale/Williston Basin area of North Dakota and Montana, eight refined products terminals in the midwestern and western United States, a crude oil and refined products storage facility and five related short-haul pipelines in Utah and two marine terminals, including storage tanks and related short-haul pipelines in California. Our revenues are generated from existing third-party contracts and from commercial agreements we entered into with Tesoro at the closing of the Initial Offering, and subsequent to the Initial Offering, under which Tesoro pays us fees for gathering crude oil and distributing, transporting and storing crude oil and refined products. The commercial agreements with Tesoro are described in Note C. We do not have any foreign operations.

Our operating segments are strategic business units that offer different services and are managed separately, because each segment requires different industry knowledge, technology and marketing strategies. We evaluate the performance of each segment based on its respective operating income.

Crude Oil Gathering.  Our crude oil gathering system in North Dakota and Montana, which we refer to as our High Plains system, includes an approximate 27,000 bpd truck-based crude oil gathering operation and approximately 700 miles of common carrier pipeline and related storage assets. The High Plains system has the capacity to deliver up to 85,000 bpd to Tesoro's North Dakota refinery, which is presently limited to processing 60,000 bpd of shipments, and 9,000 bpd into a third-party pipeline at Richey, Montana. This system gathers and transports crude oil produced in the Williston Basin including production from the Bakken Shale formation. We refer to this area, a significant portion of which is serviced by our High Plains system, as the Bakken Shale/Williston Basin area.

Terminalling, Transportation and Storage.  We own and operate eight refined products terminals with aggregate truck and barge delivery capacity of approximately 239,000 bpd. The terminals provide distribution primarily for refined products produced at Tesoro's refineries located in Los Angeles and Martinez, California (the Los Angeles and Martinez refineries, respectively); Salt Lake City, Utah (the Utah refinery); Kenai, Alaska (the Alaska refinery); Anacortes, Washington (the Washington refinery); and Mandan, North Dakota (the North Dakota refinery). We also own and operate assets that exclusively support Tesoro's Utah refinery, including a refined products and crude oil storage facility with total shell capacity of approximately 878,000 barrels and three short-haul crude oil supply pipelines and two short-haul refined product delivery pipelines connected to third-party interstate pipelines.

Effective April 1, 2012, we acquired the Martinez Crude Oil Marine Terminal, which provides services primarily to Tesoro's Martinez refinery. Effective September 14, 2012, we acquired the Long Beach Assets, which provide services primarily to the Wilmington Refinery. See Notes B and O for additional information regarding subsequent events, including further information regarding the Martinez Marine Terminal Acquisition and the Long Beach Assets Acquisition.

Segment information is as follows (in thousands):

	Three Months Ended March 31,
	2012	2011
REVENUES
Crude Oil Gathering:
Affiliate (a)	$13,979	$5,562
Third-party	123	25
Total Crude Oil Gathering	14,102	5,587
Terminalling, Transportation and Storage:
Affiliate (a)	12,374	—
Third-party	1,787	2,105
Total Terminalling, Transportation and Storage	14,161	2,105
Total Segment Revenues	$28,263	$7,692

OPERATING AND MAINTENANCE EXPENSES
Crude Oil Gathering	$6,844	$4,715
Terminalling, Transportation and Storage	6,242	6,580
Total Segment Operating and Maintenance Expenses	$13,086	$11,295

DEPRECIATION AND AMORTIZATION EXPENSES
Crude Oil Gathering	$783	$785
Terminalling, Transportation and Storage	2,028	2,036
Total Segment Depreciation and Amortization Expenses	$2,811	$2,821

GENERAL AND ADMINISTRATIVE EXPENSES
Crude Oil Gathering	$711	$154
Terminalling, Transportation and Storage	705	259
Total Segment General and Administrative Expenses	$1,416	$413

LOSS ON ASSET DISPOSALS
Crude Oil Gathering	$—	$—
Terminalling, Transportation and Storage	236	25
Total Segment Loss on Asset Disposals	$236	$25

OPERATING INCOME (LOSS)
Crude Oil Gathering	$5,764	$(67)
Terminalling, Transportation and Storage	4,950	(6,795)
Total Segment Operating Income (Loss)	10,714	(6,862)
Unallocated general and administrative expenses	(2,159)	(1,149)
Interest and financing costs, net	(511)	—
NET INCOME (LOSS)	$8,044	$(8,011)
____________

(a)
Historically, no affiliate revenue was recognized by our Predecessors in the Terminalling, Transportation and Storage segment. Our FERC and North Dakota Public Service Commission regulated pipelines were our source of affiliate revenues in the Crude Oil Gathering segment. No affiliate revenue was recognized by the TLLP Predecessor for trucking services in the Crude Oil Gathering segment.

Capital expenditures by operating segment were as follows (in thousands):

	Three Months Ended March 31,
	2012	2011
Capital Expenditures
Crude Oil Gathering	$2,621	$3
Terminalling, Transportation and Storage	2,231	742
Total Capital Expenditures	$4,852	$745

Total identifiable assets by operating segment were as follows (in thousands):

Identifiable Assets	March 31, 2012	December 31, 2011
Crude Oil Gathering	$69,446	$72,795
Terminalling, Transportation and Storage	138,240	140,323
Other	23,246	20,691
Total Identifiable Assets	$230,932	$233,809

Subsequent Events	3 Months Ended
Mar. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS

Cash distributions. The table below summarizes the quarterly distributions related to our quarterly financial results subsequent to the quarter ended March 31, 2012:

Quarter Ended	Total Quarterly Distribution Per Unit	Total Cash Distribution (in thousands) (a)	Date of Distribution	Unitholders Record Date
June 30, 2012 (b)	$0.4100	$12,960	August 14, 2012	August 3, 2012
September 30, 2012 (b)	0.4550	16,966	November 14, 2012	November 2, 2012
________
(a) The total cash distribution includes $6.8 million and $8.2 million paid to Tesoro for the quarters ended June 30 and September 30, 2012, respectively.
(b) Total cash distribution includes the general partner's IDRs.

Revolving Credit Facility. Our Amended Revolving Credit Facility was most recently amended on August 17, 2012 to revise certain coverage and leverage ratios.

Senior Notes. Effective September 14, 2012, the Partnership completed a private offering of $350.0 million aggregate principal amount of 5.875% Senior Notes due 2020 (the "Senior Notes"). The proceeds of this offering were used to fund our acquisition of the Long Beach Assets and repay the outstanding balance on our Amended Revolving Credit Facility, with the remaining amounts to be used for general partnership purposes.

The Senior Notes have no sinking fund requirements. We may redeem some or all of the Senior Notes prior to October 1, 2016 at a make-whole price plus accrued and unpaid interest. On or after October 1, 2016, the Senior Notes may be redeemed at premiums equal to 2.938% through October 1, 2017; 1.469% from October 1, 2017 through October 1, 2018; and at par thereafter, plus accrued and unpaid interest in all circumstances. We will have the right to redeem up to 35% of the aggregate principal amount at 105.875% of face value with proceeds from certain equity issuances through October 1, 2015.

The Senior Notes are subject to a registration rights agreement under which we have agreed to exchange the notes for registered publicly-traded notes having substantially identical terms as the Senior Notes. The Senior Notes also contain customary terms, events of default and covenants. The Senior Notes are unsecured and guaranteed by all of our domestic subsidiaries, except Tesoro Logistics Finance Corp., the co-issuer of the Senior Notes.

Equity Offering. On October 5, 2012, we closed an offering of 4,255,000 common units, including 555,000 common units issued pursuant to the exercise of the underwriter's over-allotment option on October 2, 2012, representing limited partner interests, at a public offering price of $41.80 per unit. These common units were issued pursuant to our shelf registration statement, as supplemented by the prospectus supplement filed with the SEC on October 3, 2012. The Partnership intends to use the net proceeds of $170.7 million, including the proceeds from the exercise of the underwriter's over-allotment option, for general partnership purposes.

Anacortes Rail Facility Acquisition. Effective November 15, 2012, we entered into a transaction (the "Anacortes Rail Facility Acquisition") with Tesoro and TLGP pursuant to which TLLP acquired from Tesoro the Anacortes Rail Facility in exchange for total consideration of $180.0 million, comprised of $162.0 million in cash and the issuance of equity with a combined fair value of $18.0 million. The equity is comprised of 93,289 general partner units and 309,838 common units, representing slightly less than a 1% limited partner interest.

The Anacortes Rail Facility includes a four-track unloading platform, two receiving and departing tracks capable of handling a 100-car unit train and two additional short track spurs, as well as other related assets and properties associated with the facility. The facility, which was placed in service in September 2012, has a permitted capacity to deliver up to an average of 50,000 bpd per year of Bakken crude oil to Tesoro's Washington refinery.

We entered into an agreement with Tesoro to lease the real property under the Anacortes Rail Facility for a term of ninety-nine years in connection with the Anacortes Rail Facility Acquisition. We also entered into a right of first refusal, option agreement and agreement of purchase and sale, giving Tesoro the right to repurchase the Anacortes Rail Facility under certain conditions.

Anacortes Track Use and Throughput Agreement. The Partnership entered into a 10-year track use and throughput agreement with Tesoro in connection with the Anacortes Rail Facility Acquisition, effective November 15, 2012, under which Tesoro is obligated to transport an average of at least 40,000 bpd per month of crude oil at a throughput fee of $1.53 per barrel. An excess volume throughput fee of $0.75 per barrel will be charged for monthly average volumes in excess of 40,000 bpd. The fees under the agreement are indexed for inflation and the agreement gives Tesoro the option to renew for two five-year terms.

If Tesoro fails to transport aggregate volumes equal to its minimum throughput commitment during any calendar month, Tesoro will owe the Partnership a shortfall payment equal to the volume of the shortfall multiplied by the throughput fee. The amount of any shortfall payment paid by Tesoro will be credited against any amounts owed by Tesoro for the transportation of volumes in excess of its minimum throughput commitment during any of the succeeding three months.

Amended and Restated Omnibus Agreement. The Partnership entered into a second amended and restated omnibus agreement ("Second Amended Omnibus Agreement") with Tesoro, effective November 15, 2012, in connection with the Anacortes Rail Facility Acquisition. Certain additional acquisitions from Tesoro, including the assets in the Anacortes Rail Facility Acquisition, are governed by the Second Amended Omnibus Agreement. The annual fee payable to Tesoro under the Second Amended Omnibus Agreement remained $2.5 million for the provision of various general and administrative services.

Under the Second Amended Omnibus Agreement, Tesoro indemnifies us for certain matters, including environmental, title and tax matters associated with the ownership of our assets at or before the closing of the Initial Offering on April 26, 2011 and the subsequent acquisitions. As amended, the aggregate annual deductible for each type (unknown environmental liabilities, title or tax matters) of liability is $0.6 million before we are entitled to indemnification in any calendar year in consideration of the Martinez Crude Oil Marine Terminal, the Long Beach Assets and the Anacortes Rail Facility.

Amended and Restated Operational Services Agreement.  The Partnership entered into an Amendment and Restatement of Schedules to the Amended and Restated Operational Services Schedules (the "Amended Operational Services Schedules") on November 15, 2012 in connection with the Anacortes Rail Facility Acquisition. The Amended Operational Services Schedules consider the additional resources required to operate the Anacortes Rail Facility, primarily for electricity and other utilities. As amended, the annual fee we pay Tesoro is $2.0 million for support services performed by certain of Tesoro's field-level employees in support of our pipelines, terminals and storage facilities.

Chevron Northwest Products System Acquisition. In addition, on December 6, 2012, we executed definitive agreements to purchase Chevron Pipe Line Company's and Northwest Terminalling Company's (collectively, "Chevron") Northwest Products System (the "Northwest Products System") for a total purchase price of $400.0 million. The transaction is subject to regulatory approval and is expected to close during the first quarter of 2013. Upon execution of the purchase agreements, the Partnership paid an aggregate deposit of $40.0 million, which may be retained by Chevron upon certain termination events under the purchase agreements prior to closing.

The Northwest Products System consists of the Northwest Product Pipeline, a 760-mile FERC regulated common carrier products pipeline which extends from Salt Lake City, Utah to Spokane, Washington, and a separate five-mile jet fuel pipeline to the Salt Lake City International Airport and the Northwest Terminalling Company consisting of the Boise and Pocatello, Idaho and Pasco, Washington refined products terminals, which are not subject to FERC regulation. The pipeline receives product from five refineries and one pipeline in the Salt Lake City area and is the primary transportation option from Salt Lake City to Pocatello, Boise, Pasco and Spokane. Delivery volumes on the system averaged approximately 84,000 bpd in 2011. The terminals have a total storage capacity of 1.3 million barrels and delivered approximately 51,000 bpd in 2011. The operations of the Northwest Products System will be reported in our Terminalling, Transportation and Storage segment upon closing.